UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A Amendment No. 1 CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 06, 2015 (Date of earliest event reported)
Houston Wire & Cable Company (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52046 (Commission File Number)	36-4151663 (IRS Employer Identification Number)

10201 North Loop East (Address of principal executive offices)		77029 (Zip Code)
(713) 609-2100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

In the news release, "Houston Wire & Cable Company Reports Results for the Quarter Ended June 30, 2015" issued yesterday by Houston Wire & Cable Company (NASDAQ: HWCC), the headline following the bulleted quarterly highlights list, should read "Second Quarter Summary" rather than "First Quarter Summary" as originally issued. The corrected press release is filed herewith.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Houston Wire & Cable Company dated August 06, 2015

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 06, 2015	HOUSTON WIRE & CABLE COMPANY By: /s/ Nicol Graham Nicol Graham Vice President and CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Houston Wire & Cable Company dated August 06, 2015